UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):  January 10, 2005

PROGINET CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-30151	11-3264929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Garden City Plaza, Garden City, New York		11530
(Address of Principal Executive Offices)		(Zip Code)

(516) 535-3600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosures set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K are incorporated by reference herein.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 10, 2005, Proginet Corporation (“Proginet”) entered into and closed an Asset Purchase Agreement (the “Agreement) between Proginet and Blockade Systems Corp. (“Blockade”), a privately-held Canadian corporation. Pursuant to the Agreement, Proginet acquired certain assets and the business of Blockade and assumed certain Blockade liabilities, for a cash purchase price of $2,269,576, subject to post-closing purchase price adjustments to be determined within 60 days following the closing. In accordance with the Agreement, $453,915 of the purchase price was placed in escrow with an escrow agent at closing for settlement of these adjustments. The assets acquired by Proginet include intellectual property, customer contracts, equipment and other tangible personal property.

The Agreement is filed as Exhibit 10.1 and the press release announcing the closing of this transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALALNCE SHEET ARRANGEMENT OF A REGISTRANT.

In connection with the transaction described under Item 2.01, Proginet entered into a Promissory Note (the “Note”) on January 10, 2005 for $1,000,000 with JPMorgan Chase Bank, N.A.  The Note is payable in 35 monthly installments of $27,777 commencing February 10, 2005 with the balance due on February 10, 2008.  The Note bears interest at ½% above the Bank’ prime rate per annum and is collateralized by the accounts receivable and certain intellectual property of Proginet.  The amounts due under the Note will become due and payable immediately upon the occurrence of customary events of default.

The Note is filed as Exhibit 10.2 to this Current Report on Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a)           Financial Statements of Businesses Acquired.

The financial statements required by Rule 3-05 of Regulation S-X will be filed with an amended Current Report on Form 8-K/A within the time period permitted by SEC rules and regulations.

(b)           Pro Forma Financial Information.

The proforma financial statements required by Article 11 of Regulation S-X will be filed with an amended Current Report on Form 8-K/A within the time period permitted by SEC rules and regulations.

(c)           Exhibits.

Exhibit Number	Description
10.1	Agreement Entered Into On January 10, 2005 between Proginet Corporation and Blockade Systems Corp.
10.2	Promissory Note dated January 10, 2005 between Proginet Corporation and JPMorgan Chase Bank, N.A.
99.1	Press Release dated January 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proginet Corporation (Registrant)

Date: January 14, 2005	By:
/s/ Kevin M. Kelly
	Name:	Kevin M. Kelly
	Title:	President/Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Agreement Entered Into On January 10, 2005 between Proginet Corporation and Blockade Systems Corp.
10.2	Promissory Note dated January 10, 2005 between Proginet Corporation and JPMorgan Chase Bank, N.A.
99.1	Press Release Dated January 11, 2005